MERRILL LYNCH
U.S. GOVERNMENT
MORTGAGE FUND



FUND LOGO



Annual Report

August 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
U.S. Government Mortgage Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch U.S. Government Mortgage Fund


DEAR SHAREHOLDER

On April 17, 2000, Merrill Lynch Federal Securities Trust changed its name to Merrill Lynch U.S. Government Mortgage Fund. The Fund's management believes that the new name better portrays the Fund's main investment strategies. The change in name does not connote a change in the Fund's investment objective, which remains the same: to seek high current return through investments in US Government securities and US Government agency securities, including Government National Mortgage Association mortgage-backed securites and other mortgage-backed securities.

Economic Review
The US economy remains on a new course. The new paradigm, featuring the coexistence of high employment, strong economic growth and low inflation continues to dominate the current economic landscape. Indeed, this is in direct contrast to a widely accepted economic theory, which states that unemployment below 5% is inflationary. Thus this theory is in danger of being discredited as inflation remains contained in spite of unemployment measuring near 4% for most of the past year. Furthermore, the pace of economic expansion has averaged 6% annually for the past four quarters, more than twice the amount traditionally believed as inflationary.

The ability of the economy to remain relatively inflation free is generally attributed to gains in productivity. Technology improvements during the current business cycle have offset any increases in raw material costs and limited the impact of wage increases. Unit costs, as a result of extraordinary productivity advancements, have remained relatively stable. Therefore, it would seem that inflation should remain stable going forward, providing that advances in productivity continue.

Although inflation has remained tame, strong growth and low unemployment have forced the Federal Reserve Board to increase short-term interest rates by 125 basis points (1.25%) during the period in order to slow economic growth. Indeed, there are some signs of slowing growth. Housing starts have declined and the National Association of Purchasing Managers' Index fell below 50% for the first time since January 1999. A reading below 50% is an indication of a future slowdown. However, until there are further and clearer indications of a slowdown, the Federal Reserve Board will probably remain on hold. This is especially likely for the October 3, 2000 Federal Open Market Committee (FOMC) meeting as the Federal Reserve Board traditionally maintains a perceived position of impartiality prior to national elections.

During the past year, interest rates have been greatly affected by Government activity. Tighter monetary policy has caused short-term interest rates to increase, while Treasury activity (the buyback of debt) has caused long-term Treasury yields to decline. A positively sloped Treasury yield curve at the start of the fiscal year turned negative by year-end. The yield spread between the three-month Treasury bill and the 30-year Treasury bond went from a positive 111 basis points to a negative 63 basis points.

Fiscal Year in Review
For most of the fiscal year, we touted the attributes of mortgage-backed securities (MBS). In general, MBS are high quality, relatively high-yielding securities. Because the majority of MBS traded at a discount price for most of the past year, the inherent prepayment risk was never much of an issue. Interest rates, although changing significantly at the short-end and long-end of the yield curve, were relatively unchanged in the middle of the curve. The five-year area served as the fulcrum, as the five-year Treasury note increased just 9 basis points for the period while three-month Treasury bills increased 134 basis points and the 30-year Treasury bond decreased 40 basis points. The yield curve inverted, reflecting Federal Reserve Board activity at the short-end of the yield curve and the Treasury buyback program, which drove yields lower at the long end of the yield curve. Consequently, the Salomon Smith Barney
(SSB) Mortgage Index was the best-performing component of the SSB Broad Investment-Grade Index. The Mortgage Index outperformed the SSB Corporate Index by 200 basis points. The Mortgage Index outperformed the returns of the benchmark-on-the-run Treasury issues even more, except for the 30-year Treasury bond, which had greater returns as a result of the Treasury buyback program.



Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000



For the fiscal year ended August 31, 2000, the Fund's total returns were slightly below the SSB Mortgage Index, reflecting liquidity issues and some inter-MBS market performance anomalies. Our strategy of maintaining an overweight position in the current coupon sector was successful for the Fund as the pass-throughs priced closest to par tended to be the superior performer for the period. We were also exposed to a 25% position in agency-backed multi-family MBS. While these securities have a high degree of prepayment protection, the market has yet to achieve the same degree of development as residential MBS. Thus, they suffered a greater amount of spread widening during the period. Overall, these two areas of investment tended to offset each other.

Interestingly, a Fannie Mae 30-year 7.50% MBS started and ended the period at the exact same price. Very noteworthy is that the same coupon Government National Mortgage Association (GNMA) had its price move significantly higher. This reflects the Congressional review of Fannie Mae and Freddie Mac, the two Government Sponsored Entities
(GSE), and the uncertainty of future regulatory involvement. It is our view that this underperformance of Fannie Mae and Freddie Mac relative to GNMA provides excellent investment opportunities going forward.

While the Fannie Mae 30-year 7.50% MBS was unchanged in price during the past year, lower coupon MBS in general experienced significant increases in price (a GNMA 30-year 6% MBS moved from $91.47 to $93.47), while higher coupon MBS moved lower in price (a GNMA 30-year 8.50% MBS declined in price from $103.44 to $102.31). This disparate price movement, coupled with differing prepayment experiences, caused a significant total return differential within the MBS market.

Going forward, we believe MBS are posed to perform well. Consider that a Fannie Mae 30-year 7.50% MBS trades at a discount price. This is an attractive coupon in the absolute, but especially so when compared to five-year and ten-year Treasury note yields of 5.96% and 5.72%, respectively. This represents a historically attractive yield spread. There is good potential for a tightening in yield spreads, thereby increasing the value of MBS. The indication at the last FOMC meeting was that the economy was slowing and demand was moderating. This, coupled with the upcoming November elections, leads us to believe that the Federal Reserve Board will leave short-term interest rates unchanged for the next couple of months. In this environment, we expect MBS to perform well regardless of a yield spread tightening as coupon flow may be the largest component of total return.

In Conclusion
We thank you for your continued investment in Merrill Lynch U.S.
Government Mortgage Fund, and we look forward to discussing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and Portfolio Manager



September 29, 2000



Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                  Ten Years/
                                                                     6 Month        12 Month   Since Inception   Standardized
As of August 31, 2000                                              Total Return   Total Return   Total Return     30-Day Yield
ML U.S. Government Mortgage Fund Class A Shares                        +5.24%         +7.23%        +50.08%            6.00%
ML U.S. Government Mortgage Fund Class B Shares                        +4.95          +6.53         +54.84             5.47
ML U.S. Government Mortgage Fund Class C Shares                        +4.92          +6.47         +43.09             5.42
ML U.S. Government Mortgage Fund Class D Shares                        +5.22          +7.08         +92.82             5.75

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
 Trust's ten-year/inception periods are from 10/21/94 for Class A &
 Class C Shares, from 12/23/91 for Class B Shares; and ten years for
 Class D Shares.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of ML U.S. Government Mortgage
Fund's Class A and Class C Shares compared to the growth of the Salomon Brothers Mortgage Index++++. Beginning and ending values are:

                                     10/21/94**        8/00

ML U.S. Government Mortgage Fund++--
Class A Shares*                       $ 9,600        $14,409

ML U.S. Government Mortgage Fund++--
Class C Shares*                       $10,000        $14,308

Salomon Brothers Mortgage Index++++   $10,000        $15,651



A line graph depicting the growth of ML U.S. Government Mortgage
Fund's Class B Shares compared to the growth of the Salomon Brothers Mortgage Index++++. Beginning and ending values are:

                                      10/23/91**       8/00

ML U.S. Government Mortgage Fund++--
Class B Shares*                       $10,000        $15,483

Salomon Brothers Mortgage Index++++   $10,000        $17,590


A line graph depicting the growth of ML U.S. Government Mortgage
Fund's Class D Shares compared to the growth of the Salomon Brothers Mortgage Index++++. Beginning and ending values are:

                                        8/90**        8/00

ML U.S. Government Mortgage Fund++--
Class D Shares*                       $10,000        $18,512

Salomon Brothers Mortgage Index++++   $10,000        $21,535


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++The Trust invests primarily in US Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. The starting date for the Index in the Class B Shares' graph is from 12/31/91.

Past performance is not predictive of future performance.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

One Year Ended 6/30/00                     +4.48%         +0.30%
Five Years Ended 6/30/00                   +5.95          +5.09
Inception (10/21/94)
through 6/30/00                            +7.03          +6.26

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

One Year Ended 6/30/00                     +3.79%         -0.14%
Five Years Ended 6/30/00                   +5.14          +5.14
Inception (12/23/91)
through 6/30/00                            +5.04          +5.04

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 6/30/00                     +3.74%         +2.75%
Five Years Ended 6/30/00                   +5.09          +5.09
Inception (10/21/94)
through 6/30/00                            +6.16          +6.16

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

One Year Ended 6/30/00                     +4.33%         +0.15%
Five Years Ended 6/30/00                   +5.69          +4.83
Ten Years Ended 6/30/00                    +6.72          +6.29

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000

SCHEDULE OF INVESTMENTS
                                              Face         Interest              Original Maturity
Issue                                        Amount          Rate                     Date(s)                   Value

US Government Agency Mortgage-Backed Obligations*--98.0%
Fannie Mae                                 $ 149,867,423      6.00    %        11/01/2023--3/01/2029       $ 139,383,506
                                             302,581,145      6.50             12/01/2008--9/01/2028         292,369,103
                                              16,785,762      7.00             11/01/2013--8/01/2029          16,610,303
                                                     263      7.50                   1/01/2025                       262
                                                 567,856      8.00              9/01/2024--9/01/2027             574,083
                                                 442,727      8.50              5/01/2010--8/01/2012             453,989
                                              11,062,363      8.50(3)                7/15/2023                11,297,438
                                               7,244,402      9.50                   3/01/2020                 7,534,179
                                                     126     10.50                   9/01/2000                       126
                                              11,966,971     11.00             2/01/2011--11/01/2020          12,988,921
                                                  14,249     11.50                   6/01/2015                    15,436
                                                 819,116     13.00              8/01/2010--4/01/2015             908,772


Fannie Mae                    #0160465        33,022,454      6.16(8)                8/01/2013                31,307,532
Mortgage-Backed Securities    #0380332         9,408,080      6.195(7)               6/01/2005                 9,066,358
--Multi-Family++              #0375610        13,606,907      6.465(7)               6/01/2004                13,315,564
                              #0380021         6,158,196      6.49(2)                1/01/2008                 5,977,133
                              #0073894           962,412      6.525(7)               12/01/2003                  943,258
                              #0073885           867,166      6.545(2)               1/01/2007                   845,655
                              #0073873           747,873      6.625(2)               2/01/2007                   732,085
                              #0073221         1,425,276      6.715(7)               10/01/2005                1,403,581
                              #0375015        18,750,834      6.79(7)                4/01/2004                18,481,525
                              #0073915         1,471,820      6.87(2)                1/01/2007                 1,456,388
                              #0073910        11,538,887      6.875(2)               1/01/2007                11,418,229
                              #0375043         3,489,072      6.895(2)               4/01/2007                 3,455,173
                              #0375007        11,801,063      6.94(2)                3/01/2007                11,711,576
                              #0375012         3,199,351      6.95(2)                4/01/2007                 3,176,608
                              #0073944        13,526,639      6.96(2)                1/01/2007                13,438,564
                              #0073952         2,697,219      6.96(2)                1/01/2007                 2,679,801
                              #0073946         5,252,760      6.97(2)                2/01/2007                 5,221,035
                              #0073969         7,745,939      7.05(2)                2/01/2007                 7,727,879
                              #0073962         4,581,241      7.085(2)               2/01/2007                 4,578,007
                              #0073967         4,452,616      7.105(2)               2/01/2007                 4,453,710
                              #0073992         2,530,697      7.115(2)               2/01/2007                 2,532,477
                              #0375069         1,047,769      7.122(2)               4/01/2007                 1,048,836
                              #0073943         1,402,048      7.18(4)                2/01/2019                 1,398,823
                              #0073608         4,733,026      7.49(2)                8/01/2006                 4,813,235
                              #0375052         4,629,895      7.50(2)                3/01/2027                 4,771,520
                              #0109076         2,109,942      7.59(2)                8/01/2006                 2,153,924
                              #0160024         5,005,647      7.625(2)               11/01/2003                5,030,755
                              #0160095         7,000,716      7.66(2)                3/01/2004                 7,049,448

Fannie Mae                    98-M1-IO2       93,531,109      0.64031(1)             2/25/2013                 4,261,090
Mortgage-Backed Securities    94-M1-IO        72,933,467      0.87(1)                10/25/2003                1,549,836
--REMICs**--Multi-Family++    98-M3-B         10,960,597      6.45                   8/17/2013                10,551,722
                              97-M8-A2        19,135,000      7.16                   1/25/2022                18,925,889
                              96-M3-A2        40,500,000      7.41                   3/25/2021                39,386,250


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000

SCHEDULE OF INVESTMENTS (continued)
                                                Face         Interest            Original Maturity
Issue                                          Amount          Rate                   Date(s)                   Value

US Government Agency Mortgage-Backed Obligations* (concluded)
Fannie Mae                    94-56-TB      $  5,239,230      6.50(1)%               7/25/2022             $   1,267,626
REMICs**                      Trust 273        3,781,420      7.00(1)                7/01/2026                 1,087,638
                              96-W1-AL         8,440,198      7.25                   3/25/2026                 8,347,947
                              97-5-SB          2,366,238      9.00                   3/17/2019                 2,353,837

Freddie Mac                                          519     10.00                   7/01/2019                       548
Participation Certificates                     5,921,158     10.50              9/01/2000--9/01/2020           6,321,854
                                               1,490,330     11.00              8/01/2010--9/01/2020           1,610,487
                                               1,503,081     11.50             12/01/2011--6/01/2020           1,646,798
                                                 662,154     12.00              5/01/2010--6/01/2020             731,994
                                               1,065,242     12.50              9/01/2014--7/01/2019           1,184,509
                                               1,643,940     13.00             11/01/2009--2/01/2016           1,825,926

Freddie Mac                                      218,082      6.00                   4/01/2009                   211,606
Participation Certificates                       164,951      6.50                   9/01/2013                   160,903
--Gold Program                                49,771,656      6.50             10/01/2028--7/01/2029          47,627,036
                                               9,499,431      7.00              8/01/2011--2/01/2013           9,415,541
                                              49,945,825      7.00              9/01/2028--3/01/2030          48,768,061
                                              11,719,565      7.50             5/01/2009--10/01/2011          11,794,533
                                                 382,104      7.50                   8/01/2017                   382,611
                                              11,345,925      8.00              1/01/2007--7/01/2012          11,526,562
                                                  95,469      8.00                   10/01/2027                   96,599
                                               3,030,270      8.50              1/01/2025--7/01/2025           3,102,831
                                               1,783,056     10.50             10/01/2020--12/01/2020          1,894,341

Freddie Mac REMICs**          Trust 134          687,889      9.00(1)                4/01/2022                   169,819
                              Trust 1220       3,181,812     10.00                   2/15/2022                 3,364,315

Government National Mortgage                  77,522,265      6.50             10/15/2023--7/15/2029          74,402,127
Association                                  174,692,000      7.00              4/15/2023--5/15/2029         171,532,820
                                             115,349,290      7.50              1/15/2007--3/15/2030         115,404,326
                                              39,368,767      8.00              1/15/2024--8/15/2026          40,043,197
                                              17,655,393     10.00             12/15/2015--12/15/2021         18,759,184
                                                  68,825     10.50              1/15/2016--4/15/2021              72,970
                                                     160     11.00                   1/15/2016                       174
                                                   1,098     11.50                   8/15/2013                     1,198


Total US Government Agency Mortgage-Backed Obligations (Cost--$1,363,481,069)                              1,322,109,502

           Face
          Amount                                         Issue

Repurchase Agreements***--1.8%

               $24,500,000    Donaldson, Lufkin & Jenrette Securities Corp., purchased on 8/31/2000
                              to yield 6.60% to 9/01/2000                                                     24,500,000

Total Repurchase Agreements (Cost--$24,500,000)                                                               24,500,000


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


SCHEDULE OF INVESTMENTS (concluded)
             Nominal Value                                                     Strike    Notification
           Covered by Options                    Issue                         Price         Date            Value

Options Purchased--0.0%
Call Options    25,826,059    Government National Mortgage Association,
Purchased                     30-Year, 6.75% Adjustable Rate Mortgage(5)(6)     100      9/20/2011(5)     $       20,661

Total Options Purchased (Cost--$0)                                                                                20,661

Total Investments  (Cost--$1,387,981,069)--99.8%                                                           1,346,630,163

Options Written--0.0%

Put Options     25,826,059    Government National Mortgage Association,
Written                       30-Year, 6.75% Adjustable Rate Mortgage(5)(6)      100     9/20/2011(5)            (25,826)

Total Options Written (Premiums Received--$0)                                                                    (25,826)


Total Investments, Net of Options Written (Cost--$1,387,981,069)--99.8%                                    1,346,604,337

Other Assets Less Liabilities--0.2%                                                                            2,265,156
                                                                                                          --------------
Net Assets--100.0%                                                                                        $1,348,869,493
                                                                                                          ==============


(1)Represents the interest only portion of a mortgage-backed obligation.
(2)Represents balloon mortgages that amortize on a 25-year or 30-year schedule and have 10-year original maturities.
(3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
(4)Represents a balloon mortgage that amortizes on a 22-year schedule and has a 22-year original maturity.
(5)Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific GNMA, 30-year, 6.75% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Trust receives a net .12% per annum based on the nominal value covered by the options.
(6)Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
(7)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year original maturities.
(8)Represents a mortgage that amortizes on a 15-year schedule and has a 15-year original maturity.
 ++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.
  *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
 **Real Estate Mortgage Investment Conduits (REMICs).
***Repurchase Agreements are fully collateralized by US Government
   Agency Obligations.

See Notes to Financial Statements.

Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2000
Assets:             Investments, at value (identified cost--$1,387,981,069)                              $ 1,346,609,502
                    Options purchased, at value (cost--$0)                                                        20,661
                    Cash                                                                                         166,790
                    Receivables:
                      Interest                                                          $     7,949,955
                      Beneficial interest sold                                                1,717,067
                      Principal paydowns                                                        209,672        9,876,694
                                                                                        ---------------
                    Prepaid registration fees and other assets                                                   128,509
                                                                                                         ---------------
                    Total assets                                                                           1,356,802,156
                                                                                                         ---------------

Liabilities:        Options written, at value (premiums received--$0)                                             25,826
                    Payables:
                      Beneficial interest redeemed                                            3,612,642
                      Dividends to shareholders                                               2,025,029
                      Investment adviser                                                        441,892
                      Distributor                                                               434,874        6,514,437
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                     1,392,400
                                                                                                         ---------------
                    Total liabilities                                                                          7,932,663
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 1,348,869,493
                                                                                                         ===============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                          $     2,034,973
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                4,299,984
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  324,159
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                7,631,873
                    Paid-in capital in excess of par                                                       1,581,739,061
                    Accumulated realized capital losses on investments--net                                 (205,783,825)
                    Unrealized depreciation on investments--net                                              (41,376,732)
                                                                                                         ---------------
                    Net assets                                                                           $ 1,348,869,493
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $192,118,720 and 20,349,725
                    shares of beneficial interest outstanding                                            $          9.44
                                                                                                         ===============
                    Class B--Based on net assets of $405,846,708 and 42,999,844
                    shares of beneficial interest outstanding                                            $          9.44
                                                                                                         ===============
                    Class C--Based on net assets of $30,593,278 and 3,241,592
                    shares of beneficial interest outstanding                                            $          9.44
                                                                                                         ===============
                    Class D--Based on net assets of $720,310,787 and 76,318,734
                    shares of beneficial interest outstanding                                            $          9.44
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 2000
Investment          Interest and discount earned                                                         $   102,736,261
Income:             Other                                                                                        217,143
                                                                                                         ---------------
                    Total income                                                                             102,953,404
                                                                                                         ---------------

Expenses:           Investment advisory fees                                            $     6,976,712
                    Account maintenance and distribution fees--Class B                        3,631,028
                    Account maintenance fees--Class D                                         1,880,067
                    Transfer agent fees--Class D                                              1,430,246
                    Transfer agent fees--Class B                                              1,011,876
                    Accounting services                                                         398,927
                    Transfer agent fees--Class A                                                370,026
                    Account maintenance and distribution fees--Class C                          304,297
                    Custodian fees                                                              296,496
                    Printing and shareholder reports                                            136,042
                    Professional fees                                                           131,053
                    Pricing fees                                                                128,532
                    Transfer agent fees--Class C                                                 78,674
                    Trustees' fees and expenses                                                  75,402
                    Registration fees                                                            71,649
                    Commitment fees                                                              41,601
                    Other                                                                        42,256
                                                                                        ---------------
                    Total expenses                                                                            17,004,884
                                                                                                         ---------------
                    Investment income--net                                                                    85,948,520
                                                                                                         ---------------

Realized &          Realized loss on investments--net                                                         (8,076,919)
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net                                                                          17,073,004
Investments--Net:                                                                                        ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $    94,944,605
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                         For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                            2000              1999
Operations:         Investment income--net                                              $    85,948,520  $    96,121,800
                    Realized gain (loss) on investments--net                                 (8,076,919)         212,585
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         17,073,004      (79,217,590)
                                                                                        ---------------  ---------------
                    Net increase in net assets resulting from operations                     94,944,605       17,116,795
                                                                                        ---------------  ---------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                               (12,162,473)     (14,637,036)
                      Class B                                                               (26,575,702)     (32,646,717)
                      Class C                                                                (2,070,304)      (2,533,956)
                      Class D                                                               (45,140,041)     (46,304,091)
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (85,948,520)     (96,121,800)
                                                                                        ---------------  ---------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                  (286,654,061)    (108,904,158)
Transactions:                                                                           ---------------  ---------------

Net Assets:         Total decrease in net assets                                           (277,657,976)    (187,909,163)
                    Beginning of year                                                     1,626,527,469    1,814,436,632
                                                                                        ---------------  ---------------
                    End of year                                                         $ 1,348,869,493  $ 1,626,527,469
                                                                                        ===============  ===============

                    See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                      Class A
The following per share data and ratios have been derived
from information provided in the financial statements.                     For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2000       1999        1998        1997       1996++
Per Share           Net asset value, beginning of year       $     9.37  $     9.80  $     9.64  $     9.40   $     9.61
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .58         .55         .60         .64          .64
                    Realized and unrealized gain (loss) on
                    investments--net                                .07        (.43)        .16         .24         (.21)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .65         .12         .76         .88          .43
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                    (.58)       (.55)       (.60)       (.64)        (.64)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     9.44  $     9.37  $     9.80  $     9.64   $     9.40
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            7.23%       1.24%       8.10%       9.66%        4.55%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .75%        .70%        .68%        .65%         .62%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        6.23%       5.71%       6.18%       6.73%        6.64%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  192,119  $  212,131  $  277,568  $  278,103   $  231,651
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           37.28%      58.16%     301.88%     349.05%      204.14%
                                                             ==========  ==========  ==========  ==========   ==========


                                                                                      Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                     For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2000        1999        1998        1997       1996++
Per Share           Net asset value, beginning of year       $     9.36  $     9.79  $     9.63  $     9.40   $     9.61
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .51         .48         .53         .57          .57
                    Realized and unrealized gain (loss)
                    on investments--net                             .08        (.43)        .16         .23         (.21)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .59         .05         .69         .80          .36
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                    (.51)       (.48)       (.53)       (.57)        (.57)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     9.44  $     9.36  $     9.79  $     9.63   $     9.40
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            6.53%        .46%       7.28%       8.71%        3.72%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.52%       1.46%       1.45%       1.42%        1.39%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        5.47%       4.95%       5.42%       5.98%        5.87%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  405,846  $  571,969  $  627,818  $  672,541   $  924,885
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           37.28%      58.16%     301.88%     349.05%      204.14%
                                                             ==========  ==========  ==========  ==========   ==========


                  ++Based on average shares outstanding.
                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                      Class C
The following per share data and ratios have been derived
from information provided in the financial statements.                     For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2000       1999        1998        1997        1996++
Per Share           Net asset value, beginning of year       $     9.36  $     9.79   $    9.63  $     9.40   $     9.61
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .51         .48         .52         .56          .56
                    Realized and unrealized gain (loss)
                    on investments--net                             .08       (.43)         .16         .23         (.21)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .59         .05         .68         .79          .35
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                    (.51)       (.48)       (.52)       (.56)        (.56)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     9.44  $     9.36  $     9.79  $     9.63   $     9.40
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            6.47%        .41%       7.23%       8.66%        3.67%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.57%       1.51%       1.51%       1.47%        1.43%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        5.43%       4.90%       5.35%       5.91%        5.82%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $   30,593  $   46,614  $   43,038  $   28,723   $   22,672
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           37.28%      58.16%     301.88%     349.05%      204.14%
                                                             ==========  ==========  ==========  ==========   ==========

                                                                                       Class D
The following per share data and ratios have been derived
from information provided in the financial statements.                      For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2000        1999        1998        1997        1996++
Per Share           Net asset value, beginning of year       $     9.36  $     9.79  $     9.63  $     9.40   $     9.61
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .56         .53         .58         .62          .62
                    Realized and unrealized gain
                    (loss) on investments--net                      .08        (.43)        .16         .23         (.21)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .64         .10         .74         .85          .41
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                    (.56)       (.53)       (.58)       (.62)        (.62)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     9.44  $     9.36  $     9.79  $     9.63   $     9.40
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            7.08%        .98%       7.84%       9.27%        4.28%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.00%        .95%        .93%        .90%         .87%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        5.99%       5.47%       5.94%       6.49%        6.39%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  720,311  $  795,813  $  866,013  $  927,756   $  942,388
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           37.28%      58.16%     301.88%     349.05%      204.14%
                                                             ==========  ==========  ==========  ==========   ==========


                  ++Based on average shares outstanding.
                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch U.S. Government Mortgage Fund (the "Fund") (formerly Merrill Lynch Federal Securities Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Fund. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Futures contracts--The Fund may purchase or sell financial futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. As of August 31, 2000, no dollar rolls were in effect.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rate:

Portion of Average Daily Value of Net Assets:        Rate

Not exceeding $500 million                          .500%
In excess of $500 million but not
exceeding $1 billion                                .475%
In excess of $1 billion but not
exceeding $1.5 billion                              .450%
In excess of $1.5 billion but not
exceeding $2 billion                                .425%
In excess of $2 billion but not
exceeding $2.5 billion                              .400%
In excess of $2.5 billion but not
exceeding $3.5 billion                              .375%
In excess of $3.5 billion but not
exceeding $5 billion                                .350%
In excess of $5 billion but not
exceeding $6.5 billion                              .325%
Exceeding $6.5 billion                              .300%


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account      Distribution
                                 Maintenance Fee       Fee

Class B                                .25%           .50%
Class C                                .25%           .55%
Class D                                .25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended August 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        FAMD         MLPF&S

Class A                                $   80       $   975
Class D                                $6,634       $50,162


For the year ended August 31, 2000, MLPF&S received contingent deferred sales charges of $980,687 and $21,747 relating to transactions in Class B and Class C Shares, respectively.

During the year ended August 31, 2000, the Fund paid MLSPS $12,432 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $544,112,578 and $860,790,173, respectively.

Net realized losses for the year ended August 31, 2000 and net unrealized gains (losses) as of August 31, 2000 were as follows:

                                                  Unrealized
                                     Realized       Gains
                                      Losses       (Losses)

Long-term investments            $ (8,076,706)   $(41,371,567)
Short-term investments                   (213)             --
Options purchased                          --          20,661
Options written                            --         (25,826)
                                 ------------    ------------
Total                            $ (8,076,919)   $(41,376,732)
                                 ============    ============


As of August 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $44,305,803, of which $2,995,400 related to appreciated securities and $47,301,203 related to depreciated securities. The aggregate cost of investments, including options, at August 31, 2000 for Federal income tax purposes was $1,390,910,140.

Transactions in put options written for the year ended August 31, 2000 were as follows:

                                  Nominal Value
                                    Covered by      Premiums
Put Options Written                  Options        Received

Outstanding put options
written, beginning of year         33,750,521      $       --
Options expired                    (7,924,462)             --
                                 ------------      ----------
Outstanding put options
written, end of year               25,826,059      $       --
                                 ============      ==========


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $286,654,061 and $108,904,158 for the years ended August 31, 2000 and August 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                         8,590,023   $  80,009,133
Shares issued to share-
holders in reinvestment
of dividends                          135,971       1,268,220
                                -------------   -------------
Total issued                        8,725,994      81,277,353
Shares redeemed                   (11,027,002)   (102,751,609)
                                -------------   -------------
Net decrease                       (2,301,008)  $ (21,474,256)
                                =============   =============


Class A Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        12,813,289   $ 124,580,867
Shares issued to share-
holders in reinvestment of
dividends                             166,732       1,617,633
                                -------------   -------------
Total issued                       12,980,021     126,198,500
Shares redeemed                   (18,663,271)   (181,013,495)
                                -------------   -------------
Net decrease                       (5,683,250)  $ (54,814,995)
                                =============   =============


Class B Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                         8,212,152   $  76,667,166
Shares issued to share-
holders in reinvestment of
dividends                           1,533,575      14,294,974
                                -------------   -------------
Total issued                        9,745,727      90,962,140
Automatic conversion of
shares                             (2,434,813)    (22,718,458)
Shares redeemed                   (25,398,785)   (236,675,449)
                                -------------   -------------
Net decrease                      (18,087,871)  $(168,431,767)
                                =============   =============


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


Class B Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        27,185,080   $ 265,154,843
Shares issued to share-
holders in reinvestment of
dividends                           1,975,204      19,124,825
                                -------------   -------------
Total issued                       29,160,284     284,279,668
Automatic conversion of
shares                             (2,637,770)    (25,588,976)
Shares redeemed                   (29,540,384)   (285,824,416)
                                -------------   -------------
Net decrease                       (3,017,870)  $ (27,133,724)
                                =============   =============


Class C Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                           940,033   $   8,790,180
Shares issued to share-
holders in reinvestment of
dividends                             144,606       1,348,178
                                -------------   -------------
Total issued                        1,084,639      10,138,358
Shares redeemed                    (2,822,028)    (26,280,345)
                                -------------   -------------
Net decrease                       (1,737,389)  $ (16,141,987)
                                =============   =============



Class C Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                         4,011,973   $  39,152,041
Shares issued to share-
holders in reinvestment of
dividends                             188,808       1,826,208
                                -------------   -------------
Total issued                        4,200,781      40,978,249
Shares redeemed                    (3,616,701)    (35,058,808)
                                -------------   -------------
Net increase                          584,080   $   5,919,441
                                =============   =============



Class D Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                        12,254,428   $ 114,481,013
Automatic conversion of
shares                              2,434,813      22,718,458
Shares issued to share-
holders in reinvestment of
dividends                           2,068,822      19,279,824
                                -------------   -------------
Total issued                       16,758,063     156,479,295
Shares redeemed                   (25,435,386)   (237,085,346)
                                -------------   -------------
Net decrease                       (8,677,323)  $ (80,606,051)
                                =============   =============


Class D Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        12,696,069   $ 123,050,803
Automatic conversion of
shares                              2,637,770      25,588,976
Shares issued to share-
holders in reinvestment of
dividends                           2,234,700      21,633,063
                                -------------   -------------
Total issued                       17,568,539     170,272,842
Shares redeemed                   (21,002,540)   (203,147,722)
                                -------------   -------------
Net decrease                       (3,434,001)  $ (32,874,880)
                                =============   =============



5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by FAM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with Bank of America and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended August 31, 2000.

6. Capital Loss Carryforward:
At August 31, 2000, the Fund had a net capital loss carryforward of approximately $197,138,000, of which $175,708,000 expires in 2003,
$16,733,000 expires in 2004 and $4,697,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch U.S. Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Government Mortgage Fund as of August 31, 2000, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S. Government Mortgage Fund as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 10, 2000



Merrill Lynch U.S. Government Mortgage Fund
August 31, 2000


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Arthur Zeikel, Trustee
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863